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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 29, 1999


                          Concord Communications, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



    Massachusetts               0-23067                    04-2710876
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    (State or Other            (Commission                (IRS Employer
     Jurisdiction              File Number)               Identification No.)
    of Incorporation)


600 Nickerson Road, Marlboro, Massachusetts 01752
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(Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On October 19, 1999, Concord Communications, Inc., a Massachusetts corporation ("Concord" or the "Company"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") providing for the merger (the "Merger") of E Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of the Company ("Merger Sub"), with and into Empire Technologies, Inc. ("Empire"), with Empire continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of the Company. The Merger was effected on October 29, 1999 (the "Effective Date") pursuant to a Certificate of Merger filed with the Secretary of State of the State of Georgia on that date. Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the common stock, no par value per share, of Empire (the "Empire Common Stock") was converted into 815.248 shares (the "Conversion Ratio") of the common stock, $.01 par value per share, of the Company (the "Concord Common Stock"). Immediately prior to the Merger, there were 1,000 shares of Empire Common Stock issued and outstanding, all of which were held of record by Cheryl Krupczak and Robert Krupczak. Accordingly, as a result of the Merger, Concord issued an aggregate of 815,248 shares of Concord Common Stock to Cheryl Krupczak and Robert Krupczak.

      The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Empire were used, prior to the effective time of the Merger, to provide solutions for systems and application management of large, complex and distributed environments, a use which the Company intends to continue immediately following the Merger.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements of Business Acquired.

           Not Applicable

      (b)  Pro Forma Financial Information.

           Not Applicable

      (c)  Exhibits.

           Exhibit No.        Description
           -----------        -----------
              2.1*            Agreement and Plan of Reorganization dated as of
                              October 19, 1999 by and among Concord
                              Communications, Inc., E Acquisition Corp., Empire
                              Technologies, Inc. and the stockholders of Empire
                              Technologies, Inc.

             99.1*            Press Release dated October 29, 1999

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           * filed herewith.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CONCORD COMMUNICATIONS, INC.



Dated:  November 10, 1999
                                              By:   /s/ Gary E. Haroian
                                                    ---------------------
                                                    Gary E. Haroian
                                                    Vice President of Finance
                                                    and Chief Financial Officer


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                                  EXHIBIT INDEX




EXHIBIT NO.         DESCRIPTION
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2.1*                Agreement and Plan of Reorganization dated as of October 19,
                    1999 by and among Concord Communications, Inc., E
                    Acquisition Corp., Empire Technologies, Inc. and the stockholders of Empire Technologies, Inc.

99.1*               Press Release dated October 29, 1999

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* filed herewith